UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 30, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001818254
DBJPM 2020-C9 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541502
Goldman Sachs Mortgage Company

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001722518
BSPRT CMBS Finance, LLC

(Exact name of sponsor as specified in its charter)

Delaware	333-226943-08	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street

New York, New York 10005

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01. Entry into a Material Definitive Agreement.

On August 28, 2020 (the “Closing Date”), Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused (i) the issuance of DBJPM 2020-C9 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-C9 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and, together with the Class RR Certificates, the “VRR Interest”), pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2020 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in DBJPM 2020-C9 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 31 fixed-rate commercial mortgage loans (the “Mortgage Loans”) secured by first liens on 146 commercial and multifamily properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the portfolio of Mortgaged Properties identified on Exhibit B to the Pooling and Servicing Agreement as “Amazon Industrial Portfolio”, which is an asset of the Issuing Entity, is part of a whole loan (the “Amazon Industrial Portfolio Whole Loan”) that includes the Amazon Industrial Portfolio Mortgage Loan and 2 other loans that are pari passu to the Amazon Industrial Portfolio Mortgage Loan (the “Amazon Industrial Portfolio Companion Loans”). The Amazon Industrial Portfolio Companion Loans are not an asset of the Issuing Entity. The Amazon Industrial Portfolio Whole Loan, including the Amazon Industrial Portfolio Mortgage Loan, is being serviced and administered pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.1 and which is dated as of September 1, 2020 (the “Benchmark 2020-B19 Pooling and Servicing Agreement”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Citibank, N.A., as certificate administrator and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and (ii) the related Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was attached to the current report on Form 8-K filed by the Issuing Entity on August 28, 2020.

The Mortgage Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Coleman Highline”, which is an asset of the Issuing Entity, is part of a whole loan (the “Coleman Highline Whole Loan”) that includes the Coleman Highline Mortgage Loan and 5 other loans that are pari passu to the Coleman Highline Mortgage Loan (the “Coleman Highline Companion Loans”). The Coleman Highline Companion Loans are not an asset of the Issuing Entity. The Coleman Highline Whole Loan, including the Coleman Highline Mortgage Loan, is being serviced and administered pursuant to (i) the Benchmark 2020-B19 Pooling and Servicing Agreement, an executed version of which is attached hereto as Exhibit 4.1 and (ii) the related Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was attached to the current report on Form 8-K filed by the Issuing Entity on August 28, 2020.

The Mortgage Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “333 South Wabash”, which is an asset of the Issuing Entity, is part of a whole loan (the “333 South Wabash Whole Loan”) that includes the 333 South Wabash Mortgage Loan and 8 other loans that are pari passu to the 333 South Wabash Mortgage Loan (the “333 South Wabash Companion Loans”). The 333 South Wabash Companion Loans are not an asset of the Issuing Entity. The 333 South Wabash Whole Loan, including the 333 South Wabash Mortgage Loan, is being serviced and administered pursuant to (i) the Benchmark 2020-B19 Pooling and Servicing Agreement, an executed version of which is attached hereto as Exhibit 4.1 and (ii) the related Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was attached to the current report on Form 8-K filed by the Issuing Entity on August 28, 2020.

The terms and conditions of the Benchmark 2020-B19 Pooling and Servicing Agreement applicable to the servicing of the Amazon Industrial Portfolio Mortgage Loan, the Coleman Highline Mortgage Loan and the 333 South Wabash Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus (SEC File Number 333-226943-08) filed with the Securities and Exchange Commission on August 28, 2020 pursuant to Rule 424(b)(2) in the section captioned “Pooling and Servicing Agreement”. The servicing terms of each Other Pooling and Servicing Agreement are expected to be similar in all material respects to the servicing terms of the Pooling and Servicing Agreement; however the servicing arrangement under such agreements will differ in certain respects, as described in the Prospectus in the section captioned “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans”.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of September 1, 2020, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Citibank, N.A., as certificate administrator and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: October 5, 2020
	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director